UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2021

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Spectrum Center Drive, 21st Floor Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series F Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRF	New York Stock Exchange
Series H Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry Into a Material Definitive Agreement

On July 2, 2021, Sunstone Hotel Investors, Inc. (the “Company”), as parent guarantor, Sunstone Hotel Partnership, LLC, as borrower and issuer (the “Operating Partnership”) and certain subsidiaries of the Operating Partnership as guarantors, amended the Operating Partnership’s term and revolving credit agreement and note purchase and guarantee agreement. The amendments and their changes to material terms of the agreements are described below.

Third Amendment to the Credit Agreement

On July 2, 2021, the Company, as parent guarantor, the Operating Partnership, as borrower, and certain subsidiaries of the Operating Partnership as guarantors, entered into a Third Amendment to Amended and Restated Credit Agreement (the “Third Credit Agreement Amendment”) to the Amended and Restated Credit Agreement dated October 17, 2018 (the “Existing Credit Agreement” and as so amended by the Third Amendment, the “Amended Credit Agreement”), with Wells Fargo Bank, National Association, Bank of America, N.A., JPMorgan Chase Bank, N.A., PNC Bank, National Association, U.S. Bank National Association and certain other lenders named therein. Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, JPMorgan Chase Bank, N.A., PNC Capital Markets LLC and U.S. Bank National Association are joint lead arrangers, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and JPMorgan Chase Bank, N.A. are joint bookrunners, Bank of America, N.A. and JPMorgan Chase Bank, N.A. are syndications agents and Citibank, N.A., PNC Bank, National Association and U.S. Bank National Association are documentation agents of the Amended Credit Agreement.

As previously disclosed, the Amended Credit Agreement provides for a $500 million unsecured revolving credit facility, which matures on April 14, 2023, an $85 million unsecured term loan, which matures on September 3, 2022 and a $100 million unsecured term loan that matures January 31, 2023 (collectively the “Amended Term Loans”). The Company may extend the maturity date of the unsecured revolving credit facility, exercisable two times, by six (6) months for each extension, to April 2024, upon the payment of applicable fees and satisfaction of certain customary conditions.

Also, as previously disclosed, the Existing Credit Agreement extended the suspension of all original financial covenants from June 30, 2021 through the required financial covenant test for the period ended March 31, 2022 (“Covenant Relief Period”). Following the Covenant Relief Period, original financial covenants will be phased-in over the following four quarters (“Ratio Adjustment Period”). The Covenant Relief Period may be terminated, at the option of the Operating Partnership, subject to meeting the original financial covenants at the end of any quarterly measurement period.

The Third Credit Agreement Amendment makes the following two modifications to the following covenants in the Existing Credit Agreement that exist during the Covenant Relief Period and, so long as the Notes (defined below) remain outstanding, the Ratio Adjustment Period: (a) prior to the Third Credit Agreement Amendment, the Existing Credit Agreement required that a certain amount of net cash proceeds from certain incurrences of indebtedness, equity issuances or asset dispositions be applied to pay down the Amended Term Loans; now, no such requirement exists unless an Event of Default (as defined in the Amended Credit Agreement) has occurred and is continuing; and (b) prior to the Third Credit Agreement Amendment, the Existing Credit Agreement limited investments in acquisitions up to $250 million; now, this limitation no longer applies so long as such acquisitions are in Eligible Properties that will become Unencumbered Pool Properties (both as defined in the Amended Credit Agreement).

As of July 2, 2021, there was $0 outstanding under the revolving credit facility and $185 million of term loans were outstanding under the Amended Credit Agreement.

The foregoing description of the Amended Credit Agreement and Amended Term Loans is qualified in its entirety by the full terms and conditions of the Third Credit Agreement Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Third Amendment to the Note and Guarantee Agreement

On July 2, 2021, the Company, as parent guarantor, the Operating Partnership, as issuer, and certain subsidiaries of the Operating Partnership as guarantors, entered into the Third Amendment of the Note and Guarantee Agreement (the “Third Note Agreement Amendment”) to the Note and Guarantee Agreement dated December 20, 2016 (the “Existing Note Agreement” and as so amended to date, the “Amended Note Agreement”) with the various purchasers named therein (the “Purchasers”) which provided for the private placement of $205 million of senior unsecured notes of the Operating Partnership, of which (i) $90 million are designated as 4.69% Series A Guaranteed Senior Notes due January 10, 2026 (the “Series A Notes”) and (ii) $115 million are designated as 4.79% Series B Guaranteed Senior Notes due January 10, 2028 (the “Series B Notes” and, together with the Series A Notes, the “Notes”).

The Third Note Agreement Amendment conformed the Existing Note Agreement in substantially the same manner as the Amended Credit Agreement with respect to the removal of the $250 million cap in investments in acquisitions, so long as such acquisitions are Eligible Properties that will become Unencumbered Properties (both as defined in the Amended Note Agreement).

The foregoing description of the Amended Notes Agreement is qualified in its entirety by the full terms and conditions of the Third Note Agreement Amendment which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01.Regulation FD Disclosure.

On July 8, 2021, the Company issued a press release announcing the entry into the Third Credit Agreement Amendment and the Third Note Agreement Amendment. A copy of that press release is furnished as Exhibit 99.1 to this report.

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Amended and Restated Credit Agreement, dated July 2, 2021.
10.2	Third Amendment to Note and Guarantee Agreement, dated July 2, 2021.
99.1	Press Release, dated July 8, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: July 8, 2021	By:	/s/ Bryan A. Giglia
Bryan A. Giglia Principal Financial Officer and Duly Authorized Officer